SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                          Filed by the Registrant [ X ]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[   ]  Definitive Proxy Statement
[ X ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-12

                ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND, INC.
                (Name of Registrant as Specified in Its Charter)

     ----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)     Title of each class of securities to which transactions applies:

       2)     Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)     Proposed maximum aggregate value of transaction:

       5)     Total fee paid:

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:
       2) Form, Schedule or Registration Statement No.:
       3) Filing Party:
       4) Date Filed:

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AllianceBernstein All-Asia Investment Fund, Inc.
AllianceBernstein New Europe Fund, Inc.


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Introduction

Hello, my name is __________________. I am calling from Computershare Fund Services on behalf of AllianceBernstein All-Asia Investment Fund, Inc. or AllianceBernstein New Europe Fund, Inc. May I please speak with ___________________.

Thank you for taking my call.

I am calling to let you know that a Special Meeting of Shareholders will be held on May 17, 2005 for your Fund's shareholders to vote on important issues. Before I continue, I'd like you to know this call is being recorded to ensure we accurately represent your wishes.

Have you received your package of proxy materials from the Fund? (If no, explain that the shareholder must request new materials from his or her broker.)

Are you familiar with the proposals? May I assist you with any questions?

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient? (If the shareholder would prefer to vote at a later time, provide the appropriate telephone number or web address. If the shareholder is willing to vote over the phone, continue as follows:)

May I please have your name and street address?

There are a number of proposals, which I will read to you. You may vote "for," "against" or "abstain." You should know that your Fund's Board of Directors approved each proposal and recommends that shareholders vote "for" each proposal.

The Proposals:

AllianceBernstein All-Asia Investment Fund, Inc.:

Proposal 1. Acquisition by AllianceBernstein International Premier Growth Fund, Inc. (which Fund shall be named the "AllianceBernstein International Research Growth Fund, Inc." by the time of the Meeting) of all of the assets and liabilities of the AllianceBernstein All-Asia Investment Fund, Inc. in exchange for shares of AllianceBernstein International Premier Growth Fund, Inc.;

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Proposal 2. NOT APPLICABLE (Relates to the acquisition of AllianceBernstein New
Europe Fund, Inc. by AllianceBernstein International Premier Growth Fund, Inc.; accordingly, shareholders of AllianceBernstein All-Asia Investment Fund may not vote on this proposal.)

Proposal 3. To vote and otherwise represent you on any other matter that may properly come before the meeting, any postponement or adjournment thereof, including any matter incidental to the conduct of the Meeting, in the discretion of the Proxy holder(s).

AllianceBernstein New Europe Fund, Inc.:

Proposal 1. NOT APPLICABLE (Relates to the acquisition of AllianceBernstein All-Asia Investment Fund, Inc. by AllianceBernstein International Premier Growth Fund, Inc.; accordingly, shareholders of AllianceBernstein New Europe Fund may not vote on this proposal.)

Proposal 2. Acquisition by AllianceBernstein International Premier Growth Fund, Inc. (which Fund (2) shall be named the "AllianceBernstein International Research Growth Fund, Inc." by the time of the Meeting) of all of the assets and liabilities of the AllianceBernstein New Europe Fund, Inc. in exchange for shares of AllianceBernstein International Premier Growth Fund, Inc.

Proposal 3. To vote and otherwise represent you on any other matter that may properly come before the meeting, any postponement or adjournment thereof, including any matter incidental to the conduct of the Meeting, in the discretion of the Proxy holder(s).

Your vote has been recorded.  You have voted ________________, is that correct?

In the next 72 hours a confirmation will be mailed to you. Thank you for your time.

Answering Machine Message (if needed in campaign)

Hello, Mr./Ms.(shareholder). My name is ________. I am calling on behalf of AllianceBernstein All-Asia Investment Fund, Inc. or AllianceBernstein New Europe Fund, Inc. regarding the proxy material you should have received in the mail. It is very important that we obtain your vote before the meeting date, which is scheduled for May 17, 2005. Please call us back at our toll free number 1-866-204-6488 between the hours of 9:00am and 8:00pm eastern standard time. Thank you

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                             AllianceBernstein Funds

                              QUESTIONS AND ANSWERS

What is a Shareholders Meeting?

       A Shareholders Meeting is an opportunity to evaluate and vote on proposed actions by the Fund(s) and its Directors. As a practical matter, most Shareholders do not physically attend a Shareholders Meeting, but are represented by their Proxies. Shareholder Meetings have been called for Investors in: AllianceBernstein All-Asia Investment Fund, Inc., and AllianceBernstein New Europe Fund, Inc. on May 17, 2005.

What is a Proxy Statement?

       A Proxy Statement is a document required by the Securities and Exchange Commission for Publicly Owned Companies and Mutual Funds. It is sent to Shareholders to present proposed changes and material facts for their consideration. The Shareholders will vote on these issues at the Shareholders Meeting.

Why does a Shareholder receive Proxy Materials?

       A Shareholder receives a Proxy Statement and one or more Proxy Cards (ballots) because, as an owner of the Fund, he or she has the right and responsibility to vote on important issues concerning the Fund.

Who can vote at the shareholders meeting?

       Shareholders of a Fund on the Record Date are entitled to vote. The Record Date is a specific calendar date defining ownership and entitlement to participate in the Shareholders Meeting. The Board of Directors of the AllianceBernstein All-Asia Investment Fund, Inc., and AllianceBernstein New Europe Fund, Inc. has fixed the close of the business day on March 15, 2005 as the Record Date for the determination of Shareholders entitled to participate at the Shareholders Meeting or at any postponement or adjournment.

What is under consideration and subject to a vote?

Proposals: AllianceBernstein All-Asia Investment Fund, Inc. Proposal 1. Acquisition by AllianceBernstein International Premier Growth Fund, Inc. (which Fund shall be named the "AllianceBernstein International Research Growth Fund, Inc." by the time of the Meeting) of all of the assets and liabilities of the AllianceBernstein All-Asia Investment Fund, Inc. in exchange for shares of AllianceBernstein International Premier Growth Fund, Inc.;

Proposal 2. NOT APPLICABLE (Relates to the acquisition of AllianceBernstein New Europe Fund, Inc. by AllianceBernstein International Premier Growth Fund, Inc.; accordingly, shareholders of AllianceBernstein All-Asia Investment Fund may not vote on this proposal.

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Proposal 3. To vote and otherwise represent you on any other matter that may properly come before the meeting, any postponement or adjournment thereof, including any matter incidental to the conduct of the Meeting, in the discretion of the Proxy holder(s).

Proposals: AllianceBernstein AllianceBernstein New Europe Fund, Inc.

Proposal 1. NOT APPLICABLE (Relates to the acquisition of AllianceBernstein All-Asia Investment Fund, Inc. by AllianceBernstein International Premier Growth Fund, Inc.; accordingly, shareholders of AllianceBernstein New Europe Fund may not vote on this proposal.

Proposal 2. Acquisition by AllianceBernstein International Premier Growth Fund, Inc. (which Fund (2) shall be named the "AllianceBernstein International Research Growth Fund, Inc." by the time of the Meeting) of all of the assets and liabilities of the AllianceBernstein New Europe Fund, Inc. in exchange for shares of AllianceBernstein International Premier Growth Fund, Inc.

Proposal 3. To vote and otherwise represent you on any other matter that may properly come before the meeting, any postponement or adjournment thereof, including any matter incidental to the conduct of the Meeting, in the discretion of the Proxy holder(s).

                             AllianceBernstein Funds

What does the Board of Directors recommend?

       The Board of Directors recommends that Shareholders vote in favor of all of the Proposals.

Why participate in the Shareholders Meeting with a vote?

       Your vote is important. Vote promptly in order to avoid the additional expense of further solicitation.

       One share is the equivalent of one vote. All shares voted (FOR, AGAINST or ABSTAIN) will be counted toward establishing a Quorum. The presence, in person or by proxy, of the holders of 33 1/3% (one-third) of the shares, entitled to vote, constitutes a Quorum. Each proposal requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act. Under the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the vote of
       (a) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund, whichever is less.

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       If a Quorum is not represented at the Shareholders Meeting, the Fund cannot take action on the proposals at the Meeting. If this happens, the Directors may propose an adjournment of the meeting to permit further solicitation of proxies from Shareholders not voting. This will require scheduling a new Meeting; mailing additional Proxy Statements; and soliciting additional Shareholder participation. This requires time and effort and necessitates additional expenditures.

How does one vote?

       There are four ways to vote:

       1.     In person at the Shareholders meeting, which may be inconvenient
       2.     By mail
       3.     By Touch-tone Telephone
       4.     By Internet

       Voting by Touch-tone Telephone or Internet will reduce the time and costs associated with the proxy solicitation. Voting by either means can be accomplished prior to the scheduled time of the shareholders meeting.

To vote by Touch-tone Telephone or the Internet:

       1. Have the control number handy. It is located in the gray shaded rectangle on the front of the Proxy Card.
       2. Call the toll-free number or log onto the appropriate Internet web site (both options are described on the Proxy Card).
       3.     When prompted, enter the control number.
       4.     Follow the instructions to cast your vote.

To vote by mail:

       o Individual Accounts: A shareholder's name should be signed exactly as it appears on the Proxy Card.
       o Joint Accounts: Each party should sign his or her name exactly as it is shown on the proxy card.
       o All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card.
       o Place Proxy Card in the enclosed postage - paid envelope and mail it to arrive in time for the Shareholders Meeting.

                             AllianceBernstein Funds

After I submit the Proxy Card should I vote by telephone or Internet too?

       Only one vote will be counted. If a shareholder votes by more than one means, only the most recent vote is valid. The only reason to vote again is to change a vote.

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Is it possible to change a vote?

       A Shareholder of Record may change a vote at any time prior to or at the Shareholders Meeting. A change of vote can be submitted on another Proxy Card, or by Touch-tone telephone or Internet (as described above). In addition, a change of vote can be executed by giving written notice to:
              Secretary of the Fund
              AllianceBernstein Funds
              1345 Avenue of the Americas
              New York, New York 10105

     Only the most recent vote is valid.

Are the votes confidential?

       Proxy cards and voting tabulation records that identify shareholders are kept confidential by AllianceBernstein Funds and will not be disclosed except as necessitated by legal requirements.

Who should be contacted if there are any concerns or questions?
       Contact Customer Service at the following:
       AllianceBernstein Funds
       ALLIANCEBERNSTEIN ALL-ASIA INVESTMENT FUND, INC.
       ALLIANCEBERNSTEIN NEW EUROPE FUND, INC.
       1345 Avenue of the Americas
       New York, New York 10105
       Toll Free (800) 221-5672